UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 6, 2026 Volato Group, Inc. (the “Company”) issued a press release announcing its preliminary financial results and operating update for the second quarter ended June 30, 2026. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The unaudited financial information presented in the press release and this Current Report on Form 8-K is preliminary and may change. The Company’s financial closing procedures with respect to the estimated financial information provided are not yet complete, and as a result, the Company’s final results may vary materially from the preliminary results. The Company undertakes no obligation to update or supplement the information provided in the press release and this Current Report on Form 8-K until the Company releases its financial statements for the three months ended June 30, 2026, which will be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The preliminary financial information included in in the press release and this Current Report on Form 8-K reflects the Company’s current estimates based on information available as of the date hereof and has been prepared by Company management. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

Preliminary Second Quarter 2026 Highlights

●	All outstanding convertible notes were eliminated during the second quarter, leaving the Company with no convertible notes outstanding as of June 30, 2026.

●	Total liabilities, excluding deferred revenue, declined approximately 75% year-over-year to approximately $5 million. Deferred revenue is a non-cash liability and is excluded to provide investors with additional insight into the Company’s cash obligation.

●	Cash and cash equivalents of approximately $8.4 million as of June 30, 2026.

●	Record Vaunt cash sales of approximately $2.2 million, representing 56% sequential growth compared to the first quarter of 2026 and 199% growth year-over-year.

●	Vaunt Annual Recurring Revenue (ARR) projected to reach approximately $4.7 million as of June 30, 2026, representing 51% sequential quarter-end growth and 250% year-over-year growth.

●	Vaunt membership: Approximately 2,743 active paid members, up 20% sequentially and 71% year-over-year.

●	App downloads: Approximately 346,000 cumulative downloads.

●	More than 2,500 flights booked and flown through the Vaunt platform since launch.

Item 7.01 Regulation FD Disclosure.

The information contained above in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The information above in Item 2.02 and in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management or the board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the challenges associated with executing our growth strategy, developing, marketing and consistently delivering high-quality services that meet customer expectations. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, the risk that the Reverse Stock Split may not have the effect of increasing the trading price of the Company’s Common Stock, the risk that the Company may not be able to maintain compliance with all continued listing requirements, and a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent reports filed with the SEC, and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 6, 2026.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026

Volato Group, Inc.

	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer